UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 18, 2020

Date of Report (Date of earliest event reported)

Invesco CurrencyShares® Swiss Franc Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-32907	20-4686336
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units of Beneficial Interest	FXF	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Election of Directors; Appointment of Certain Officers.

On May 18, 2020, the Board of Managers (the “Board”) of Invesco Specialized Products, LLC, the sponsor (the “Sponsor”) of Invesco CurrencyShares® Swiss Franc Trust, appointed Ms. Anna Paglia to serve as the Principal Executive Officer of the Sponsor, effective after the close of business on June 12, 2020 (the “Effective Date”). Ms. Paglia has also been elected to serve as a member of the Board, effective after the close of business on the Effective Date, and will replace Mr. Daniel Draper, who, as previously disclosed, gave notice of his resignation as Principal Executive Officer and member of the Board of the Sponsor. Mr. Draper’s resignation will also be effective after the close of business on the Effective Date.

The business biography of Ms. Paglia is as follows:

Anna Paglia (46) currently serves as Head of Legal, US ETFs at Invesco, Ltd., a global investment management company and affiliate of the Sponsor (“Invesco”), and has served in such capacity since September 2010. In that role, she is responsible for the registration and listing of exchange-traded funds (“ETFs”), as well as providing support to the Invesco US ETF Board, serving as a global ETF expert/resource and providing day-to-day support to Invesco and its affiliates. In addition, she is a team leader for, and provides legal support to, Invesco’s unit investment trusts. Prior to joining Invesco, Ms. Paglia was a partner in the investment management group at K&L Gates LLP and in that role she served as fund counsel and counsel to the independent directors for a number of mutual funds and ETFs. Ms. Paglia earned a JD from L.U.I.S.S. Law School in Rome, a law school certificate from Kingston University School of Law in London and a master’s degree from Northwestern University School of Law in Chicago. She is admitted to practice law in Illinois and New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES® SWISS FRANC TRUST

	By:	Invesco Specialized Products, LLC Sponsor of the Invesco CurrencyShares® Swiss Franc Trust

May 19, 2020	By:	/s/ Anna Paglia
Anna Paglia
Secretary